                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2005

                            R&G FINANCIAL CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                ------------------------------------------------

         PUERTO RICO                        001-31381                             66-0532217
         -----------                        ---------                             ----------
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NO.)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)

        280 JESUS T. PINERO AVE.                                00918
        ------------------------                               --------
     HATO REY, SAN JUAN, PUERTO RICO                          (ZIP CODE)
---------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (787) 758-2424

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                 NOT APPLICABLE.


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240-14d-2(b))

[  ]     Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act
         (17 CFR 240-13e-4(c))

ITEM 8.01 OTHER EVENTS

         On April 26, 2005, R&G Financial Corporation (the "Company") issued a press release announcing that it had been informed by a letter from the Securities and Exchange Commission (the "Commission"), dated April 26, 2005, that the Commission was conducting an informal inquiry regarding (i) the April 25, 2005 announcement that the Company would restate its financial statements, and (ii) the underlying issues addressed in that press release. The Company intends to cooperate with and assist the Commission in this informal investigation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

         The following exhibits are being filed herewith:

         99.1     Press Release dated April 26, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       R&G FINANCIAL CORPORATION


Date:  April 26, 2005
                                       By: /s/Joseph R. Sandoval
                                           -------------------------------------
                                           Joseph R. Sandoval
                                           Executive Vice President and Chief
                                            Financial Officer